                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 25, 2003

                            ------------------------

                              ALLEGHANY CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                       1-9371                51-0283071
-------------------------------       ----------------       ------------------

(STATE OR OTHER JURISDICTION OF       (COMMISSION FILE         (IRS EMPLOYER
        INCORPORATION)                     NUMBER)           IDENTIFICATION NO.)

 375 PARK AVENUE, SUITE 3201

               NEW YORK, NEW YORK                                 10152
    ----------------------------------------                ----------------

    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 752-1356

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ITEM 9. REGULATION FD DISCLOSURE

         The information contained in this Current Report on Form 8-K, which is required by Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure" pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information contained herein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On April 25, 2003 Alleghany Corporation issued a press release on the subject of 2003 first quarter consolidated earnings for Alleghany Corporation. A copy of such release is attached hereto as
Exhibit 99.1.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                         ALLEGHANY CORPORATION

                                                         /s/ Peter R. Sismondo
                                                         ----------------------
                                                     By: Peter R. Sismondo
                                                         Vice President,
                                                         Controller,
                                                         Treasurer and Assistant
                                                           Secretary

Date: April 25, 2003

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                                INDEX TO EXHIBITS

Exhibit Number         Exhibit Description
--------------         -------------------
99.1                   2003 First Quarter Earnings Release, dated April 25, 2003